UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.        )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐    Preliminary Proxy Statement

☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐    Definitive Proxy Statement

☒    Definitive Additional Materials

☐    Soliciting Material under §240.14a-12

VALLEY NATIONAL BANCORP

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required ☐ Fee paid previously with preliminary materials ☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts!
VALLEY NATIONAL BANCORP 2022 Annual Meeting Vote by May 16, 2022 11:59 PM ET

VALLEY NATIONAL BANK 1455 VALLEY ROAD WAYNE, NJ 07470

D77313-P70212

You invested in VALLEY NATIONAL BANCORP and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 17, 2022.

Get informed before you vote

View the Combined Document online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 3, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	ELECTION OF 13 DIRECTORS: Nominees:
1a.	Andrew B. Abramson	For
1b.	Ronen Agassi	For
1c.	Peter J. Baum	For
1d.	Eric P. Edelstein	For
1e.	Marc J. Lenner	For
1f.	Peter V. Maio	For

1g.	Avner Mendelson	For

1h.	Ira Robbins	For

1i.	Suresh L. Sani	For

1j.	Lisa J. Schultz	For

1k.	Jennifer W. Steans	For

1l.	Jeffrey S. Wilks	For

1m.	Dr. Sidney S. Williams, Jr.	For

2.	An advisory vote on named executive officer compensation;	For

3.	Ratification of the appointment of KPMG LLP as Valley’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and	For

4.	A shareholder proposal if properly presented at the Annual Meeting.	Against

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D77314-P70212